                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT is made and entered into this 1st day of March, 2001, by and between Joseph A. Oblas, Thomas B. Humphreys, Derek S. Humphreys, Peter C. Gonzalez, David Diaz-Infante, (the "Individual Borrowers"), and
Glacier Distribution Company, Inc., a Colorado corporation. Glacier Corporation, a Delaware corporation, Rocky Mountain Fresh and Natural, Inc., a Colorado corporation, and The Miles Smith Family Corporation d/b/a Cal-Fresh Produce, a California corporation, (the "Corporate Borrowers") jointly and severally, (collectively referred to as "Borrowers"), and Regatta Capital, Ltd., a Delaware corporation, (the "Lender"), whose mutual agreements and representations are herein set forth.

                                    RECITALS

         A. The Individual Borrowers and the Corporate Borrowers are collectively referred to herein as "the Borrowers."

         B. Borrowers have delivered to Lender a Promissory Note of even date herewith in the principal amount of Six Hundred Eighty-Five Thousand and No/100 Dollars ($685,000.00), (the "Note"), under the terms at which Borrowers are obligated to make certain payments commencing on the 1st day of April, 2001.

         C. To secure the Note, the Corporate Borrowers have delivered to Lender Security Agreements on all accounts receivable, and all fixtures, furniture and equipment.

         D. Individual Borrowers have delivered to Lender Deeds of Trust on their residences.

         E. Borrowers have agreed in conjunction with and as additional consideration for the Loan, to cause to have issued shares of common stock in Glacier Distribution Company, Inc. to Lender and others as set forth herein.

         F. As used herein, the term "Loan Documents" means the Note, the Deeds of Trust executed by the Individual Borrowers, the Security Agreements executed by the Corporate Borrowers, the Financing Statements executed by the Corporate Borrowers, the Environmental Indemnity Agreements executed by the Individual Borrowers, and any other documents executed by the [Individual Borrowers or Corporate Borrowers incident to the Closing of the Loan evidenced by the Note.

         Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.






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                                    AGREEMENT


         1. Loan Proceeds. The loan to Borrowers in the total principal sum of $685,000.00, includes an origination fee of eleven (11) percent of the total principal loan amount, certain costs and expenses associated with the loan, including title insurance, closing costs, and recording fees.

          A. Deposit. Prior to closing the Loan, Borrowers paid to Lender the sum of Ten Thousand Dollars ($10,000.00), as a non-refundable deposit, which Lender agrees to apply for the initial April 1,2001 payment called for under the Note, with any balance to be applied to the monthly payment due May 1, 2001.

          B. Appraisal Holdback. Out of the gross loan proceeds, Lender has retained the amount of $1,500.00, which may be utilized by the Lender, in its sole discretion, to pay for appraisals of any of the real property securing this Loan. In the event of any default on the Promissory Note, at the sole discretion of the Lender, Lender may apply any monies not previously expended to any sums owing under the Promissory Note.

         2. Secondary Funding. The sum of $100,000.00 of Loan Proceeds shall be withheld at the time of Closing, and will be disbursed by Lender to Borrowers on a date which is sixty (60) days from the original date of Loan Closing, provided that Borrowers have not defaulted under the terms of the Note or any of the Loan Documents. Notwithstanding the foregoing, Lender will use its best efforts to fund such additional $100,000.00 by April 02, 2001.

          3. Real Estate Collateral. As partial security for the Loan, the Individual Borrowers have delivered Deeds of Trusts on certain residences. The face amount of each Deed of Trust is specified as $350,000.00 due to the Agreement of the Lender to limit the portion of equity in each such residence which is posted as security for the Loan to the amount of $350,000.00. The Individual Borrowers acknowledge and agree that notwithstanding any principal paydown under the Note, each of the Deeds of Trust shall remain in place until all obligations of the Borrowers under the Note have been discharged in full. In other words, Borrowers shall not be entitled to any partial release of any security granted to the Lender to secure the Loan, and all such security shall remain in place and encumbered until payment of the Note in full. In the event of default under the Note or any of the Loan documents, the Lender shall be entitled to proceed against any or all of the collateral, or none of the collateral, in Lender's sole and absolute discretion. Nothing in this Loan Agreement shall be deemed to limit or compromise any right of the Lender to proceed against any such collateral, or to proceed against any or all of the Individual Borrowers.

         4. Issuance a Stock. As additional consideration for this loan, Borrowers shall cause to have issued 325,000 shares of common stock in Glacier Distribution Company, Inc. to the Lender and 25,000 shares of such stock to Len Goldberg, (the "Transferred Shares"). Borrowers represent that the Transferred Shares will be exchanged for Common Stock of Glacier Corporation, a Delaware Corporation, in a reverse stock split transaction, prior to the Public Offering of stock in




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Glacier Corporation. Both the Transferred Shares and the shares of Glacier
Corporation shall be issued fully paid and non-assessable. Borrowers shall deliver stock certificates representing the issuance of the Transferred Shares as set forth herein, no later than two (2) business days after Closing.

     5.   Borrower's Covenant. Borrowers hereby covenant and agree as follows:

          A. From the date hereof until the loan is paid in full, Borrowers agree that they shall incur no additional personal or corporate debt without the written consent of Lender, exclusive of any indebtedness incurred in the ordinary course of business, in the purchase of inventory, of payment of other normal operating expenses.

          B. Any fixtures, furniture, or equipment in which Lender has a security interest shall be properly maintained for the period of this loan, reasonable wear and tear excepted.

          C. Borrowers shall maintain fall and proper insurance coverages on all collateral pledged in conjunction with this loan, which policies shall include coverage for Lender as a secured party.

          D. Borrowers shall apply any proceeds raised as a result of the issuance of debt or sale of equity of any of the Corporate Borrowers to retirement of the indebtedness of Lender, prior to use of such proceeds for other purposes.

         6. Default. Any default under the terms or provisions of this Loan Agreement shall constitute a default under the Note and under any Loan Document, and any default under any the Note or any Loan Document shall likewise constitute a default hereunder, entitling the Lender to invoke any and all remedies provided for in any of the Loan Documents.

         7. Notices. Any notice or other written communication required or permitted hereunder shall be in writing and may be delivered personally or by express delivery service, United States mail, registered or certified, postage pre-paid with return receipt requested, addressed to the party for whom intended as follows:




            To Lender:    Regatta Capital, Ltd.
                          222 Milwaukee Street, Ste. 304
                          Denver, Colorado 80206,



            To Borrower:  Glacier Corporation
                          1050 17Th Street #195
                          Denver, Colorado 80265



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Either party may change its address by written notice to the other party given as herein provided. Service of any such written notice shall be deemed complete at the time of delivery if delivered personally or by express delivery service or Western Union Mailgram, or two days after mailing thereof, if mailed.

          9. Attorney's Fees. In the event that Borrowers, or any of them, breach any term or provision of this Loan Agreement, the Lender shall be entitled recover any and all attorney's fees incurred in connection therewith. All remedies contained in this Loan Agreement, in the Promissory Note, Deeds of Trust, Security Agreements, or in any other loan documents are cumulative and not exclusive, and shall be in addition to any other remedy available in law or in equity.

         10. Consultation with Counsel. The Borrowers, and each of them, hereby represent and warrant that they have executed this Loan Agreement, and all of the Loan Documents, only after consultation with Counsel.

         11. Miscellaneous.

               a) Execution of Further Documents. Borrowers agree to execute any other documents required to perfect any security interest, empower Lender to act, or reasonably required to effectuate the intent of this Loan Agreement.

               b) Relationship or Parties. It is the express intention of the parties to this Loan Agreement that their relationship shall be that of lender and borrower; nothing herein or in any other loan documents shall be construed as creating any relationship other than that of lender and borrower, and no other relationships, fiduciary or otherwise, shall arise by reason of the parties entering into the transaction contemplated hereby.

               c) Entire Agreement. The Loan Documents contain the entire agreement between the parties with respect to the matters between them and no other agreement, statement or promise made by or to any party, or by or to any employee, officer or agent of any party, which is not contained in writing shall be binding or valid. The provisions of this Loan Agreement, the Deeds of Trust, Promissory Note, Security Agreement and other loan documents supersede all prior discussions between the parties, and Borrowers acknowledge that they have executed this and the other loan documents based only on the provisions contained in writing, and not based on any oral statement, promise, representation or warranty of Lender,

               d) Severability. If any provision of this Loan Agreement or of any other document executed pursuant hereto shall be held to invalid, void or unenforceable, all other provisions shall remain in full force and effect and shall not be impaired or invalidated in any fashion.


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               e) Construction. Section headings in this Loan Agreement are for convenience only and shall not be considered in the construction of this document.


         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals this day first written above.



JOSEPH A. OBLAS, Individually               THOMAS B. HUMPHREYS, Individually


/s/ JOSEPH A. OBLAS                         /s/ THOMAS B. HUMPHREYS

                                            By Joe Oblas Attorney In Fact
--------------------------------            ----------------------------------


PETER C. GONZALEZ, individually             DEREK S. HUMPHREYS, individually


/s/ PETER C. GONZALEZ                       /s/ DEREK S. HUMPHREYS
--------------------------------            ----------------------------------


DAVID DIAZ-INFANTE, Individually

/s/ DAVID DIAZ-INFANTE

By Joe Oblas Attorney In Fact
--------------------------------


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GLACIER DISTRIBUTION COMPANY, INC.        ROCKY MOUNTAIN FRESH & NATURAL, INC.
a Colorado corporation                    a Colorado corporation


/s/ ILLEGIBLE                             /s/ ILLEGIBLE
-----------------------------------       -------------------------------------
                         ,President                                  ,President

Attest:                                   Attest:


/s/ ILLEGIBLE                             /s/ ILLEGIBLE
-----------------------------------       -------------------------------------
                         ,Secretary                                  ,Secretary




THE MILES SMITH FAMILY CORPORATION,       GLACIER CORPORATION
d/b/a CAL-FRESH PRODUCE                   a Delaware corporation
a California corporation


/s/ ILLEGIBLE                             /s/ ILLEGIBLE
-----------------------------------       -------------------------------------
                         ,President                                  ,President

Attest:                                   Attest:



/s/ ILLEGIBLE                             /s/ ILLEGIBLE
-----------------------------------       -------------------------------------
                         ,Secretary                                  ,Secretary








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